SUPPLEMENT TO THE PROSPECTUS OF

TCW GALILEO FUNDS, INC.

Dated: March 1, 2004

Under the section titled “TCW Galileo Emerging Markets Income Fund—Investment Objectives/Approach” at page 17 the following paragraph is added:

The Fund may invest up to 20% of its total assets in defaulted securities. The Fund will invest in defaulted corporate securities where the Adviser believes the restructured enterprise valuations or liquidation valuations may significantly exceed current market values. In addition, the Fund may invest in defaulted sovereign investments where the Adviser believes the expected debt sustainability of the country exceeds current market valuations.

Under the section titled “Main Risks” at page 19 the following paragraph is added:

Repayment of defaulted securities and obligations of distressed issuers (including insolvent issuers or issuers in payment or covenant default, in workout or restructuring or in a bankruptcy or insolvency proceeding) is subject to significant uncertainties. Insolvency laws and practices in the projected issuers’ jurisdictions are different than those in the U.S., and the effect of these laws and practices cannot be predicted with certainty. Investments in defaulted securities and obligations of distressed issuers is considered speculative.

November 9, 2004

GALiip 11/2004